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                                STI CLASSIC FUNDS

                   SUPPLEMENT DATED NOVEMBER 17, 2006, TO THE
                      PROSPECTUSES DATED AUGUST 1, 2006 FOR
                  STI CLASSIC EQUITY FUNDS (A, C AND I SHARES)
                   STI CLASSIC BOND FUNDS (A, C AND I SHARES)
                STI CLASSIC LIFE VISION FUNDS (A, B AND C SHARES)

Effective for exchange and redemption transactions occurring on or after November 20, 2006 shares of all Funds, except for the STI Classic International Equity and the STI Classic International Equity Index Funds, will no longer be subject to a 2% redemption fee.

The Funds' Market Timing Policies and Procedures are still in effect, with the paragraph related to redemption fees applying only to the STI Classic International Equity and the STI Classic International Equity Index Funds.

               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

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